UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                  April 4, 2005

                            NETFRAN DEVELOPMENT CORP.

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               (Exact Name of Registrant as Specified in Charter)


        Florida                    0-50051                     65-0983277
(State of Incorporation)   (Commission File Number)           (IRS Employer
                                                            Identification No.)

                     8000 Towers Crescent Drive, Suite 1220
                                Vienna, VA 22182
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               (Address of principal executive offices) (Zip Code)

                                 (703) 918-2430
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On March 21, 2005, Bob Bova resigned from our Board of Directors. Mr. Bova was an inside Board member. Mr. Bova continues to be the CEO of Enfotec, Inc, a Netfran Development Corp., wholly owned subsidiary.

      We have not named a replacement for Mr. Bova.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


NETFRAN DEVELOPMENT CORP.

By: /s/ Arne Dunhem
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Name:  Arne Dunhem
Title: President and Chief Executive Officer


Date: April 4, 2005